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Exhibit 99.1

SECOND QUARTER 2003

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the "10-Q") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly Summary	9-10
•	Property Sales/Financing Activity	10
•	Leasing Information/Information About FFO	10-11
•	Key Financial Data	12
•	Same-Store Results and Analysis	13
•	Unconsolidated Joint Ventures Summary	14-17
•	Select Financial Ratios	18
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	19
	• Debt Maturities	20
	• Debt Detail	21
III. FINANCIAL INFORMATION
•	Consolidated Statements of Operations	23
•	Consolidated Balance Sheets	24
•	Consolidated Statement of Changes in Stockholders' Equity	25
•	Statements of Funds from Operations	26
•	Statement of Funds from Operations Per Diluted Share	27
•	Reconciliation of Basic-to-Diluted Shares/Units	28
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	30
•	Properties Commencing Initial Operations	31
•	Summary of Development Properties in Lease-Up	32
•	Summary of Land Parcels	33
•	Rental Property Sales	34-35
V. PORTFOLIO/ LEASING STATISTICS
•	Leasing Statistics	37-42
•	Market Diversification (MSA's)	43
•	Industry Diversification (Top 30 Tenant Industries)	44
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	45
	(b) Square Footage	46
	(c) Base Rental Revenue	47
	(d) Percentage Leased	48
•	Consolidated Property Listing (by Property Type)	49-58
•	Significant Tenants (Top 20 Tenants)	59
•	Schedules of Lease Expirations (by Property Type)	60-65

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

 I. COMPANY BACKGROUND

I. COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.4 billion at June 30, 2003. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 263 properties, primarily class A office and office/flex buildings, totaling approximately 28.9 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.9 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2003)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	263
Total Square Feet	28.9 million square feet
Geographic Diversity	Eight states and the District of Columbia
New Jersey Presence	16.2 million square feet
Northeast Presence	24.9 million square feet
Common Shares and Units Outstanding	72.0 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	6.9%
Total Market Capitalization	$4.4 billion
Insider Ownership	16.5%
Senior Debt Rating	BBB (S&P and Fitch); Baa2 (Moody's)

Board of Directors

William L. Mack, Chairman of the Board

Martin S. Berger	Earle I. Mack
Brendan T. Byrne	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, Chief Executive Officer

Timothy M. Jones, President

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Equity Research Coverage

Advest, Inc.	Green Street Advisors
Sheila K. McGrath	John Lutzius
(908) 598-1180	(949) 640-8780
Banc of America Montgomery	Lehman Brothers
Lee T. Schalop/ Alexis Hughes	David Shulman/ Stuart Axelrod
(212) 847-5677/ (212) 847-5705	(212) 526-3413/ (212) 526-3410
Bear, Stearns & Co., Inc.	Morgan Stanley Dean Witter
Ross Smotrich	Gregory Whyte
(212) 272-8046	(212) 761-6331
CS First Boston	Prudential Securities
Jay Habermann	James Sullivan
(212) 538-5250	(212) 778-2515
Deutsche Bank-North America	Smith Barney Citigroup
Louis Taylor	Jonathan Litt/ Gary Boston
(212) 469-4912	(212) 816-0231/ (212) 816-1383
Friedman, Billings, Ramsey & Co.	Wachovia Securities
David Loeb	Christopher Haley
(703) 469-1289	(443) 263-6773
Goldman Sachs David Kostin (212) 902-6781

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
 Phone: (908) 272-8000    Web: www.mack-cali.com
 Fax: (908) 272-6755    E-mail: investorrelations@mack-cali.com

 II. FINANCIAL HIGHLIGHTS

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

        Funds from operations (FFO), after adjustment for straight-lining of rents, for the quarter ended June 30, 2003 amounted to $66.5 million, or $0.92 per share, versus $72.1 million, or $1.00 per share, for the quarter ended June 30, 2002. For the six months ended June 30, 2003, FFO, after adjustment for straight-lining of rents, amounted to $132.1 million, or $1.84 per share, versus $138.0 million, or $1.92 per share, for the same period last year.

        Effective with this reporting of second quarter results, in order to best report FFO in accordance with the Securities and Exchange Commission's recent guidance in respect of Regulation G concerning non-GAAP financial measures and to disclose FFO on a comparable basis with the vast majority of all other companies in the industry, Mack-Cali is revising its definition of FFO to adhere to the National Association of Real Estate Investment Trust's (NAREIT) definition of FFO by including the effect of income arising from the straight-lining of rents, as follows:

        FFO for the quarter ended June 30, 2003 amounted to $70.7 million, or $0.98 per share, versus $73.3 million, or $1.02 per share, for the quarter ended June 30, 2002. For the six months ended June 30, 2003, FFO amounted to $139.7 million, or $1.95 per share, versus $140.9 million, or $1.97 per share, for the same period last year.

        The effect of the change to FFO as compared to amounts calculated under the Company's old FFO definition is an increase of $4.2 million, or $0.06 per share, and $1.2 million, or $0.02 per share, for the quarter ended June 30, 2003 and 2002, respectively, and an increase of $7.6 million, or $0.11 per share, and $2.9 million, or $0.04 per share, respectively, for the six months ended June 30, 2003 and 2002.

        The Company is also reflecting this change retroactively to the earliest periods being reported. Accordingly, FFO per diluted share will increase as follows:

	FFO As Previously Reported	Effect of Change	Revised Company FFO Definition
2003:
Q1	$0.92	$0.05	$0.97

2002:
Q1	$0.92	$0.03	$0.95
Q2	$1.00	$0.02	$1.02
Q3	$0.98	$0.03	$1.01
Q4	$0.89	$0.06	$0.95

Total 2002	$3.79	$0.14	$3.93

        Since, in accordance with generally accepted accounting principles (GAAP), the effect of straight-lining of rents has always been included in reported net income, this change will not have an impact on net income or earnings per share. For further discussion, see "Information About FFO" in this release.

        Net income available to common shareholders for the second quarter 2003 equaled $33.6 million, or $0.58 per share, versus $35.0 million, or $0.61 per share, for the same quarter last year, a per share decrease of 4.9 percent. For the six months ended June 30, 2003, net income available to common shareholders equaled $63.6 million, or $1.10 per share, versus $75.7 million, or $1.31 per share, for the same period last year, a decrease of 16.0 percent on a per share basis.

        Total revenues for the second quarter 2003 increased 3.2 percent to $145.6 million as compared to $141.1 million for the same quarter last year. For the six months ended June 30, 2003, total revenues amounted to $293.9 million, an increase of 3.5 percent over total revenues of $283.9 million for the same period last year.

        All per share amounts presented above are on a diluted basis; basic earnings per share is included in the financial tables accompanying this press release.

        The Company had 58,011,329 shares of common stock, 25,000 shares of cumulative redeemable perpetual preferred stock, 7,800,497 common operating partnership units and 215,456 $1,000-face-value preferred operating partnership units outstanding as of quarter end. The outstanding preferred units are convertible into 6,218,066 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 72,029,892 shares/common units outstanding at June 30, 2003.

        As of June 30, 2003, the Company had total indebtedness of approximately $1.7 billion, with a weighted average annual interest rate of 6.82 percent. Mack-Cali had a total market capitalization of $4.4 billion and a debt-to-undepreciated assets ratio of 40.3 percent at June 30, 2003. The Company had an interest coverage ratio of 3.46 times for the quarter ended June 30, 2003.

        The following is a summary of the Company's recent activity:

Property Sales

        In April, Stadium Gateway, a 273,194 square-foot class A office building in Anaheim, California, was sold for approximately $52.5 million. A joint venture of the Company and Highridge Partners held a 65 percent interest in the property.

Financing Activity

        In June, the Company issued $100 million face amount of 4.60 percent senior unsecured notes due June 15, 2013. The total proceeds from the issuance (net of selling commissions and discount) of approximately $99.1 million were used primarily to repay $62.8 million of mortgage debt at a discount of $1.7 million (recorded as a reduction in loss on early retirement of debt, net), and to reduce outstanding borrowings under the Company's revolving credit facility. The Company also recorded $1.5 million in loss on early retirement of debt, net, for the write-off of the unamortized balance of an interest rate contract in conjunction with the repayment of mortgage debt.

        Also in June, the Company repurchased $45.3 million face amount of existing 7.18 percent senior unsecured notes due December 31, 2003, for $46.7 million from Teachers Insurance and Annuity Association (TIAA). The repurchase fully retired the 7.18 percent senior unsecured notes which were due December 31, 2003. The Company recorded $1.4 million in loss on early retirement of debt, net, for costs incurred in connection with the notes repurchase.

        In June, the Company's Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the second quarter 2003, which was paid on July 21, 2003 to shareholders of record as of July 3, 2003. The Board of Directors also declared a cash dividend of $0.6722 per depositary share, each representing 1/100th of a share of 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share) for the period March 14, 2003 through July 14, 2003. The preferred stock dividend was paid on July 15, 2003 to shareholders of record as of July 3, 2003.

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 92.2 percent leased at June 30, 2003, compared to 92.4 percent leased at March 31, 2003.

        For the quarter ended June 30, 2003, the Company executed 170 leases totaling 973,357 square feet, consisting of 784,660 square feet of office space, 182,807 square feet of office/flex space and 5,890 square feet of industrial/warehouse space. Of these totals, 389,809 square feet were for new leases and 583,548 square feet were for lease renewals and other tenant retention transactions.

        Highlights of the quarter's leasing transactions include:

  •
  Fremont Investment & Loan, a financial services company, signed a new lease for 25,592 square feet with a term of 10 years at 555 Taxter Road in Elmsford, New York. The 170,554 square-foot class A office property, located at Taxter Corporate Park, is 99.7 percent leased.

  •
  McMahan Securities Co., LP, a financial services firm, signed a renewal and expansion lease for a total of 23,866 square feet at 500 West Putnam Avenue in Greenwich, Connecticut. The transaction represents an expansion of 4,446 square feet for five years and an extension of 19,420 square feet for 18 months. The 121,250 square-foot class A office building is 97.6 percent leased.

  •
  J.B. Hanauer & Company, a fixed-income investment firm, renewed its lease of 49,000 square feet at 4 Gatehall Drive in Parsippany, New Jersey for 10 years. The 248,240 square-foot, 86.2 percent-leased class A office property is part of the Mack-Cali Business Campus.

  •
  Bressler, Amery & Ross, P.C., a law firm, leased a total of 49,957 square feet for 10 years, consisting of a 40,031 square-foot renewal and a 9,926 square-foot expansion, at 325 Columbia Turnpike in Florham Park, New Jersey. The 168,144 square-foot class A office building is 100 percent leased.

  •
  The Henkel Corporation, an international consumer and industrial products manufacturer, signed a five-year, 37,563 square-foot renewal and expansion lease for its North American headquarters at the Triad Building at 2200 Renaissance Boulevard in King of Prussia, Pennsylvania. The lease represents an expansion of 3,076 square feet. The Triad Building, a 174,124 square-foot class A office property, is 88.7 percent leased.

  •
  First Tennessee Bank NA, a division of First Tennessee National Corp., signed a 10-year renewal for the entire 72,610 square-foot class A office building located at 9359 East Nichols Avenue in Englewood, Colorado.

  •
  McKesson Information Solutions, LLC, a provider of supply management and healthcare products and services, renewed its lease for the entire 69,145 square-foot office building located at 285 Century Place in Louisville, Colorado for five years.

  •
  Century Business Services, Inc., a corporate accounting, benefits and technology consulting firm, signed a new 10-year lease for 28,178 square feet at 8181 East Tufts Avenue in Denver, Colorado. The 185,254 square-foot, class A office building is 89.7 percent leased.

Information About FFO

        The Company considers FFO a relevant measure of REIT financial performance which the financial community desires REITs to provide. FFO is defined as net income (loss) before minority interest of unitholders (preferred and common) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from extraordinary items and sales of depreciable rental property, plus real estate-related depreciation and amortization. FFO should not be considered as an alternative for net income as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO is comparable to the FFO of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"). A reconciliation of net income to FFO is included in the financial tables on page 26.

Key Financial Data

	As of or for the three months ended
	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Shares and Units:
Common Shares Outstanding	58,011,329	57,592,309	57,318,478	57,669,818	57,666,984
Common Units Outstanding (a)	14,018,563	14,042,537	14,044,513	14,045,513	14,089,197
Combined Shares and Units	72,029,892	71,634,846	71,362,991	71,715,331	71,756,181
Preferred Shares Outstanding	10,000	10,000	0	0	0
Weighted Average—Basic (b)	65,330,939	65,040,080	65,139,781	65,371,622	65,167,825
Weighted Average—Diluted (c)	71,980,343	71,376,595	71,568,463	71,886,994	71,939,617
Common Share Price ($'s):
At the end of the period	36.3800	30.9700	30.3000	32.1300	35.1500
High during period	36.5000	31.3800	31.7000	34.9600	35.7300
Low during period	30.9400	27.3500	27.0300	26.6500	32.4500
Market Capitalization:
($'s in thousands, except ratios)
Market Value of Equity (d)	2,645,447	2,243,531	2,162,299	2,304,214	2,522,230
Total Debt	1,727,635	1,755,992	1,752,372	1,757,235	1,705,659
Total Market Capitalization	4,373,082	3,999,523	3,914,671	4,061,449	4,227,889
Total Debt/ Total Market Capitalization	39.51%	43.91%	44.76%	43.27%	40.34%
Financials:
($'s in thousands, except ratios and per share amounts)
Total Assets	3,794,873	3,809,480	3,796,429	3,812,330	3,775,508
Gross Book Value of Real Estate Assets	3,897,327	3,876,959	3,857,657	3,771,087	3,771,518
Total Liabilities	1,881,724	1,904,422	1,912,199	1,912,782	1,870,549
Total Minority Interests	428,045	429,155	430,036	438,422	439,848
Total Stockholders' Equity	1,485,104	1,475,903	1,454,194	1,461,126	1,465,111
Total Revenues	145,589	148,269	141,272	143,050	141,135
Capitalized Interest	2,336	2,328	2,494	5,524	6,193
Scheduled Principal Payments	1,444	1,345	976	824	805
Interest Coverage Ratio	3.46	3.34	3.32	3.75	3.87
Fixed Charge Coverage Ratio	2.67	2.65	2.65	2.69	2.71
Net Income	34,260	29,981	29,836	34,232	35,039
Net Income Available to Common Shareholders	33,588	29,981	29,836	34,232	35,039
Earnings per Share—diluted	0.58	0.52	0.52	0.59	0.61
Funds from Operations-new method (e)	70,680	68,972	68,296	72,581	73,345
Funds from Operations-old method (f)	66,501	65,562	63,802	70,469	72,135
FFO per Share—diluted-new method (e)	0.98	0.97	0.95	1.01	1.02
FFO per Share—diluted-old method (f)	0.92	0.92	0.89	0.98	1.00
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.62
FFO Payout Ratio—diluted-new method (e)	64.16%	65.20%	66.02%	62.40%	60.81%
FFO Payout Ratio—diluted-old method (f)	68.19%	68.59%	70.67%	64.27%	61.83%
Portfolio Size:
Properties	263	264	265	262	258
Total Square Footage	28,883,862	29,157,056	29,260,745	28,988,801	27,585,238
Sq. Ft. Leased at End of Period (g)	92.2%	92.4%	92.3%	93.0%	93.9%

(a)
Includes preferred units on a converted basis into common units.
(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e)
Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.
(f)
Funds from Operations calculated after adjustment for straight-lining of rents.
(g)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended June 30,
				% Change
	2003	2002	Change
Total Property Revenues	$132,559	$131,204	$1,355	1.0

Real Estate Taxes	14,961	14,495	466	3.2
Utilities	8,507	8,698	(191)	(2.2)
Operating Services	15,932	15,209	723	4.8

Total Property Expenses:	39,400	38,402	998	2.6
GAAP Net Operating Income	93,159	92,802	357	0.4
Less: straight-lining of rents adj.	2,786	1,100	1,686	153.3

Net Operating Income	$90,373	$91,702	$(1,329)	(1.4)

Percentage Leased at Period End	93.2%	94.8%

Total Properties:	245
Total Square Footage:	25,154,919
	For the six months ended June 30,
				% Change
	2003	2002	Change
Total Property Revenues	$265,283	$263,799	$1,484	0.6

Real Estate Taxes	29,938	29,021	917	3.2
Utilities	18,291	18,014	277	1.5
Operating Services	33,839	29,389	4,450	15.1

Total Property Expenses:	82,068	76,424	5,644	7.4
GAAP Net Operating Income	183,215	187,375	(4,160)	(2.2)
Less: straight-lining of rents adj.	4,407	3,860	547	14.2

Net Operating Income	$178,808	$183,515	$(4,707)	(2.6)

Percentage Leased at Period End	93.2%	94.8%

Total Properties:	245
Total Square Footage:	25,154,919

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
American Financial Exchange L.L.C.	Harborside Plaza 10 (a)	1	Jersey City, NJ	100.0%	577,575	50.0%
G&G Martco	Convention Plaza	1	San Francisco, CA	99.8%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	51.3%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	73.5%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	87.8%	364,384	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	7.3%	232,000	50.0%
Mixed-Use:
HPMC	Pacific Plaza Phase II (b)	1	Daly City, CA	100.0%	100,740	32.5%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%

(a)
The joint venture also has a parking lot operation on adjacent land.

(b)
Property consists of a three-story theater and retail complex.

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2003 and December 31, 2002:

	June 30, 2003
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$7,811	$110,455	$13,533	$36,208	$—	$16,636	$88,560	$273,203
Other assets	14,051	4,450	26,423	929	359	—	30	7,211	53,453

Total assets	$14,051	$12,261	$136,878	$14,462	$36,567	$—	$16,666	$95,771	$326,656

Liabilities and partners'/ members' capital (deficit):
Mortgages and loans payable	$—	$50,000	$—	$14,936	$—	$—	$17,983	$73,100	$156,019
Other liabilities	16	824	4,109	113	594	—	48	2,662	8,366
Partners'/members' capital (deficit)	14,035	(38,563)	132,769	(587)	35,973	—	(1,365)	20,009	162,271

Total liabilities and partners'/members' capital (deficit)	$14,051	$12,261	$136,878	$14,462	$36,567	$—	$16,666	$95,771	$326,656

Company's investment in unconsolidated joint ventures, net	$12,907	$3,213	$141,519	$—	$7,658	$—	$316	$12,988	$178,601

	December 31, 2002
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$8,329	$101,751	$13,803	$36,520	$—	$17,364	$90,407	$268,174
Other assets	16,242	3,813	25,499	1,900	730	—	1,211	5,610	55,005

Total assets	$16,242	$12,142	$127,250	$15,703	$37,250	$—	$18,575	$96,017	$323,179

Liabilities and partners'/ members' capital (deficit):
Mortgages and loans payable	$—	$50,000	$—	$15,282	$87	$—	$17,983	$69,475	$152,827
Other liabilities	18	1,789	1,779	97	942	—	48	4,084	8,757
Partners'/members' capital (deficit)	16,224	(39,647)	125,471	324	36,221	—	544	22,458	161,595

Total liabilities and partners'/members' capital (deficit)	$16,242	$12,142	$127,250	$15,703	$37,250	$—	$18,575	$96,017	$323,179

Company's investment in unconsolidated joint ventures, net	$15,900	$2,794	$134,158	$1,232	$7,652	$—	$289	$14,772	$176,797

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2003 and 2002:

	Three Months Ended June 30, 2003
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$4,645	$3,371	$5,489	$50	$979	$—	$—	$5,949	$—	$20,483
Operating and other expenses	(17)	(996)	(642)	(247)	(771)	—	—	(4,150)	—	(6,823)
Depreciation and amortization	—	(422)	(944)	(139)	(243)	—	—	(1,548)	—	(3,296)
Interest expense	—	(398)	—	(117)	—	—	—	(791)	—	(1,306)

Net income (loss)	$4,628	$1,555	$3,903	$(453)	$(35)	$—	$—	$(540)	$—	$9,058

Company's equity in earnings (loss) of unconsolidated joint ventures	$2,339	$777	$3,980	$—	$(7)	$—	$—	$(270)	$(814)	$6,005

	Three Months Ended June 30, 2002
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$10,779	$3,354	$176	$767	$1,254	$40,282	$—	$—	$—	$56,612
Operating and other expenses	(268)	(883)	(10)	(263)	(841)	(5,275)	—	(10)	—	(7,550)
Depreciation and amortization	(256)	(406)	(10)	(223)	(325)	—	—	—	—	(1,220)
Interest expense	(82)	(488)	—	(208)	—	(6,490)	—	—	—	(7,268)

Net income (loss)	$10,173	$1,577	$156	$73	$88	$28,517	$—	$(10)	$—	$40,574

Company's equity in earnings of unconsolidated joint ventures	$4,718	$945	$156	$36	$16	$3,503	$—	$—	$(1,140)	$8,234

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2003 and 2002:

	Six Months Ended June 30, 2003
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$4,623	$6,730	$11,574	$118	$1,966	$—	$—	$9,691	$—	$34,702
Operating and other expenses	(20)	(1,962)	(1,562)	(516)	(1,729)	—	—	(7,447)	—	(13,236)
Depreciation and amortization	—	(835)	(1,800)	(277)	(487)	—	—	(3,097)	—	(6,496)
Interest expense	—	(849)	—	(237)	—	—	—	(1,595)	—	(2,681)

Net income (loss)	$4,603	$3,084	$8,212	$(912)	$(250)	$—	$—	$(2,448)	$—	$12,289

Company's equity in earnings (loss) of unconsolidated joint ventures	$2,423	$1,419	$8,185	$(1,232)	$(22)	$—	$—	$(1,574)	$(1,100)	$8,099

	Six Months Ended June 30, 2002
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$12,087	$6,760	$180	$1,740	$2,285	$39,498	$—	$—	$—	$62,550
Operating and other expenses	(660)	(1,736)	(20)	(2,119)	(1,289)	(9,160)	—	(10)	—	(14,994)
Depreciation and amortization	(641)	(813)	(20)	(1,526)	(487)	—	—	—	—	(3,487)
Interest expense	(233)	(993)	—	(398)	—	(12,968)	—	—	—	(14,592)

Net income (loss)	$10,553	$3,218	$140	$(2,303)	$509	$17,370	$—	$(10)	$—	$29,477

Company's equity in earnings (loss) of unconsolidated joint ventures	$6,020	$1,627	$140	$(1,152)	$148	$1,286	$—	$—	$(980)	$7,089

Select Financial Ratios

	June 30,
Ratios Computed For Industry Comparisons:
	2003	2002
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	45.53%	45.18%
Total Debt/ Total Market Capitalization (Market value) (%)	39.51%	40.34%
Total Debt/ Total Undepreciated Assets (%)	40.27%	40.86%
Secured Debt/ Total Undepreciated Assets (%)	11.78%	12.98%
	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Operational Ratios:
Interest Coverage (Funds from Operations + Interest Expense)/Interest Expense (x)	3.46	3.87	3.40	3.71
Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.30	3.75	3.24	3.60
Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. + Prin. Amort. + Ground Lease Payments)(x)	2.67	2.71	2.66	2.64
FFO Payout-including the effect of straight-lining of rents (Dividends Declared/Funds from Operations) (%)	64.16%	60.81%	64.67%	63.08%
FFO Payout-after adjustment for straight-lining of rents (Dividends Declared/Funds from Operations) (%)	68.19%	61.83%	68.39%	64.42%

Debt Analysis
(as of June 30, 2003)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,127,300	65.25%	7.22%	5.67
Fixed Rate Secured Debt	473,157	27.39%	7.16%	2.76
Variable Rate Unsecured Debt	95,000	5.50%	1.94%	2.24
Variable Rate Secured Debt	32,178	1.86%	2.01%	5.58

Totals/Weighted Average:	$1,727,635	100.00%	6.82%	4.68

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
7/1-12/31/2003	$5,135	$—	$5,135	7.35%
2004	8,096	309,863	317,959	7.33%
2005	7,507	348,249	355,756	5.74%
2006	992	144,642	145,634	7.12%
2007	874	9,364	10,238	6.96%
Thereafter	4,895	898,320	903,215	6.99%

Sub-total	27,499	1,710,438	1,737,937	6.82%
Adjustment for unamortized debt discount/premium, net, as of June 30, 2003	(10,302)	—	(10,302)	—

Totals/Weighted Average:	$17,197	$1,710,438	$1,727,635	6.82%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of June 30, 2003 of 1.27 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Debt Maturities
(dollars in thousands)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	TOTALS
Secured Debt:
400 Chestnut Ridge		$9,863										$9,863
Mack-Cali Centre VI			$35,000									35,000
Prudential Portfolio			150,000									150,000
Mack-Cali Bridgewater I			23,000									23,000
Mack-Cali Woodbridge II			17,500									17,500
Mack-Cali Short Hills			22,089									22,089
500 West Putnam Ave			5,660									5,660
Harborside Financial Center- Plazas 2 & 3				$144,642								144,642
Mack-Cali Airport					$9,364							9,364
Kemble Plaza I							$32,178					32,178
2200 Renaissance Boulevard										$15,234		15,234
Soundview Plaza											$14,889	14,889

Total Secured Debt:	$—	$9,863	$253,249	$144,642	$9,364	$—	$32,178	$—	$—	$15,234	$14,889	$479,419

Unsecured Debt:
7.000% unsecured notes due 3/04		$300,000										$300,000
2002 unsecured credit facility			$95,000									95,000
7.250% unsecured notes due 3/09							$300,000					300,000
7.835% unsecured notes due 12/10								$15,000				15,000
7.750% unsecured notes due 2/11									$300,000			300,000
6.150% unsecured notes due 12/12										$94,914		94,914
5.820% unsecured notes due 3/13											$26,105	26,105
4.600% unsecured notes due 6/13											100,000	100,000

Total Unsecured Debt:	$—	$300,000	$95,000	$—	$—	$—	$300,000	$15,000	$300,000	$94,914	$126,105	$1,231,019

Total Debt:	$—	$309,863	$348,249	$144,642	$9,364	$—	$332,178	$15,000	$300,000	$110,148	$140,994	$1,710,438

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	June 30, 2003	December 31, 2002	Date of Maturity
Senior Unsecured Notes: (a)
7.180%, $95,283 Face Amount Notes	public debt	7.230%	$—	$95,283	—
7.000%, $300,000 Face Amount Notes	public debt	7.270%	299,943	299,904	03/15/04
7.250%, $300,000 Face Amount Notes	public debt	7.490%	298,659	298,542	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,689	298,602	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	90,261	90,015	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,033	—	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,715	—	06/15/13

Total Senior Unsecured Notes:			$1,127,300	$1,097,346

Revolving Credit Facilities:
2002 Unsecured Facility (b)	15 Lenders	LIBOR+ 0.700%	$95,000	$73,000	09/27/05
Total Revolving Credit Facilities:			$95,000	$73,000
Property Mortgages: (c)
Harborside — Plaza 1	U.S. West Pension Trust	4.359%	$—	$61,722	—
Mack-Cali Willowbrook	CIGNA	8.670%	—	7,658	—
1633 Littleton Road	First Union/Maher Partners	3.870%	—	3,504	—
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	11,055	11,611	07/01/04
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	35,000	35,000	04/01/05
Various (d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	24,074	24,470	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	7,965	8,417	10/10/05
Harborside — Plazas 2 and 3	Northwestern/Principal	7.365%	156,091	158,140	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	10,137	10,226	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09
2200 Renaissance Boulevard	TIAA	5.888%	18,977	19,100	12/01/12
Soundview Plaza	TIAA	6.015%	19,358	19,500	01/01/13

Total Property Mortgages:			$505,335	$582,026

Total Debt:			$1,727,635	$1,752,372

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)
Total borrowing capacity under this facility is $600.0 million.

(c)
Effective interest rate for mortgages and loans payable reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)
The Company has the option to convert the mortgage loan, which is secured by 10 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

III. FINANCIAL INFORMATION

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Revenues
Base rents	$127,841	$121,764	$254,089	$247,920
Escalations and recoveries from tenants	14,191	14,394	30,024	27,586
Parking and other	3,292	4,531	9,154	7,592
Interest income	265	446	591	784

Total revenues	145,589	141,135	293,858	283,882

Expenses
Real estate taxes	16,133	15,319	32,046	30,604
Utilities	9,541	9,257	20,437	19,333
Operating services	18,042	16,428	38,365	32,537
General and administrative	6,914	7,893	13,672	14,594
Depreciation and amortization	29,354	27,520	58,555	51,472
Interest expense	28,722	25,596	58,233	51,955
Loss on early retirement of debt, net	970	—	2,372	—

Total expenses	109,676	102,013	223,680	200,495

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	35,913	39,122	70,178	83,387
Minority interest in Operating Partnership	(7,658)	(8,152)	(15,227)	(17,046)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	6,005	8,234	8,099	7,089

Income from continuing operations	34,260	39,204	63,050	73,430
Discontinued operations (net of minority interest):
Income from discontinued operations	—	86	26	249
Realized gain on disposition of rental property	—	—	1,165	—

Total discontinued operations, net	—	86	1,191	249
Realized gains (losses) and unrealized losses on disposition of rental property (net of minority interest), net	—	(4,251)	—	1,975

Net income	34,260	35,039	64,241	75,654
Preferred stock dividends	(672)	—	(672)	—

Net income available to common shareholders	$33,588	$35,039	$63,569	$75,654

Basic earnings per common share:
Income from continuing operations	$0.58	$0.61	$1.09	$1.32
Discontinued operations	—	—	0.02	0.01

Net income available to common shareholders	$0.58	$0.61	$1.11	$1.33

Diluted earnings per common share:
Income from continuing operations	$0.58	$0.61	$1.08	$1.31
Discontinued operations	—	—	0.02	—

Net income available to common shareholders	$0.58	$0.61	$1.10	$1.31

Dividends declared per common share	$0.63	$0.62	$1.26	$1.24

Basic weighted average shares outstanding	57,529	57,241	57,379	57,021

Diluted weighted average shares outstanding	65,761	65,606	65,454	71,702

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2003	December 31, 2002
Assets
Rental property
Land and leasehold interests	$545,838	$544,176
Buildings and improvements	3,165,161	3,141,003
Tenant improvements	178,702	164,945
Furniture, fixtures and equipment	7,626	7,533

	3,897,327	3,857,657
Less—accumulated depreciation and amortization	(495,071)	(445,569)

Net investment in rental property	3,402,256	3,412,088
Cash and cash equivalents	8,585	1,167
Investments in unconsolidated joint ventures, net	178,601	176,797
Unbilled rents receivable, net	70,253	64,759
Deferred charges and other assets, net	123,778	127,551
Restricted cash	8,115	7,777
Accounts receivable, net of allowance for doubtful accounts of $1,288 and $1,856	3,285	6,290

Total assets	$3,794,873	$3,796,429

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,127,300	$1,097,346
Revolving credit facilities	95,000	73,000
Mortgages and loans payable	505,335	582,026
Dividends and distributions payable	46,081	45,067
Accounts payable and accrued expenses	48,520	50,774
Rents received in advance and security deposits	34,542	39,038
Accrued interest payable	24,946	24,948

Total liabilities	1,881,724	1,912,199

Minority interest in Operating Partnership	428,045	430,036

Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and no shares outstanding, at liquidation preference	25,000	—
Common stock, $0.01 par value, 190,000,000 shares authorized, 58,011,329 and 57,318,478 shares outstanding	580	573
Additional paid-in capital	1,546,701	1,525,479
Dividends in excess of net earnings	(78,276)	(68,966)
Unamortized stock compensation	(8,901)	(2,892)

Total stockholders' equity	1,485,104	1,454,194

Total liabilities and stockholders' equity	$3,794,873	$3,796,429

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the six months ended June 30, 2003
(in thousands) (unaudited)

	Preferred Stock		Common Stock
					Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
	Shares	Amount	Shares	Par Value
Balance at January 1, 2003	—	—	57,318	$573	$1,525,479	$(68,966)	$(2,892)	$1,454,194
Net income	—	—	—	—	—	64,241	—	64,241
Preferred stock dividends	—	—	—	—	—	(672)	—	(672)
Common stock dividends	—	—	—	—	—	(72,879)	—	(72,879)
Issuance of preferred stock	10	$25,000	—	—	(164)	—	—	24,836
Redemption of common units for shares of common stock	—	—	26	—	803	—	—	803
Proceeds from stock options exercised	—	—	498	5	13,478	—	—	13,483
Proceeds from stock warrants exercised	—	—	29	—	973	—	—	973
Stock options expense	—	—	—	—	88	—	—	88
Deferred compensation plan for directors	—	—	—	—	112	—	—	112
Issuance of Restricted Stock Awards	—	—	175	2	5,250	—	(5,212)	40
Amortization of stock compensation	—	—	—	—	—	—	915	915
Adjustment to fair value of Restricted Stock Awards	—	—	—	—	1,727	—	(1,727)	—
Cancellation of Restricted Stock Awards	—	—	—	—	(15)	—	15	—
Repurchase of common stock	—	—	(35)	—	(1,030)	—	—	(1,030)

Balance at June 30, 2003	10	$25,000	58,011	$580	$1,546,701	$(78,276)	$(8,901)	$1,485,104

Statements of Funds from Operations
(in thousands, except per share/unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Net income available to common shareholders	$33,588	$35,039	$63,569	$75,654
Add: Minority interest in Operating Partnership	7,658	8,152	15,227	17,046
Minority interest in equity in earnings of unconsolidated joint ventures	814	1,140	1,100	980
Minority interest in income from discontinued operations	—	12	4	35
Real estate-related depreciation and amortization on continuing operations (a)	31,047	27,538	63,288	51,986
Real estate-related depreciation and amortization on discontinued operations	—	2	56	3
Add (Deduct): Realized (gains) losses and unrealized losses on disposition of rental property (net of minority interest), net (b)	—	4,968	—	(1,258)
Discontinued Operations—Realized (gains) losses and unrealized losses (net of minority interest), net	—	—	(1,165)	—
Equity in earnings from gain on sale	(2,427)	(3,506)	(2,427)	(3,506)

Funds from operations (c)	$70,680	$73,345	$139,652	$140,940

Diluted weighted average shares/units outstanding (d)	71,980	71,940	71,679	71,702
Funds from operations per share/unit—diluted	$0.98	$1.02	$1.95	$1.97
Dividend declared per common share	$0.63	$0.62	$1.26	$1.24
Dividend payout ratios:
Funds from operations-diluted	64.16%	60.81%	64.67%	63.08%
Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,605	$1,947	$3,602	$2,265
Tenant improvements and leasing commissions	$10,187	$8,969	$19,146	$17,535
Straight-line rent adjustments (e)	$4,179	$1,210	$7,589	$2,923

(a)
Includes the Company's share from unconsolidated joint ventures of $1,901 and $239 for the three months ended June 30, 2003 and 2002, respectively and $5,071 and $953 for the six months ended June 30, 2003 and 2002, respectively.

(b)
Net of gain on sale of land of $717 for the three and six month periods ended June 30, 2002.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO" on page 11.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,021 shares and 14,261 shares for the three months ended June 30, 2003 and 2002, respectively and 14,032 shares and 14,286 shares for the six months ended June 30, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

(e)
Includes the Company's share from unconsolidated joint ventures of $949 and $94 for the three months ended June 30, 2003 and 2002, respectively and $1,953 and $(953) for the six months ended June 30, 2003 and 2002, respectively.

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Net income available to common shareholders	$0.58	$0.61	$1.10	$1.31
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.43	0.38	0.89	0.73
Real estate-related depreciation and amortization on discontinued operations	—	—	—	—
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property (net of minority interest), net (b)	—	0.07	—	(0.02)
Discontinued operations—realized (gains) losses and unrealized losses (net of minority interest), net	—	—	(0.02)	—
Equity in earnings from gain on sale	(0.03)	(0.05)	(0.03)	(0.05)
Rounding adjustment	—	0.01	0.01	—

Funds from operations (c)	$0.98	$1.02	$1.95	$1.97

Diluted weighted average shares/units outstanding (d)	71,980	71,940	71,679	71,702

(a)
Includes the Company's share from unconsolidated joint ventures of $0.03 and $0.00 for the three months ended June 30, 2003 and 2002, respectively and $0.07 and $0.01 for the six months ended June 30, 2003 and 2002, respectively.

(b)
Net of gain on sale of land of $0.01 for the three and six month periods ended June 30, 2002.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO" on page 11.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,021 shares and 14,261 shares for the three months ended June 30, 2003 and 2002, respectively and 14,032 shares and 14,286 shares for the six months ended June 30, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Basic weighted average shares outstanding:	57,529	57,241	57,379	57,021
Add: Weighted average common units	7,802	7,927	7,807	7,940

Basic weighted average shares/units:	65,331	65,168	65,186	64,961
Add: Weighted average preferred units (after conversion to common units)	6,219	6,334	6,225	6,346
Stock options	427	429	267	390
Stock warrants	3	9	1	5

Diluted weighted average shares/units outstanding:	71,980	71,940	71,679	71,702

IV. VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the six months ended June 30, 2003
No Activity.

For the year ended December 31, 2002

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
08/09/02	25 Commerce Drive	Cranford, Union County, NJ	1	67,749	$7,706
08/09/02	3 Skyline Drive(b)	Hawthorne, Westchester County, NY	1	75,668	9,460
11/01/02	1633 Littleton Road(c)	Parsippany, Morris County, NJ	1	57,722	11,833
11/05/02	1266 East Main Street	Stamford, Fairfield County, CT	1	179,260	33,205
12/11/02	2200 Renaissance Boulevard	King of Prussia, Montgomery County, PA	1	174,124	26,800
12/31/02	16 & 18 Sentry Park West	Blue Bell, Montgomery County, PA	2	188,103	34,466

Total Office Property Acquisitions:			7	742,626	$123,470

(a)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2002.

(b)
On August 9, 2002, the Company acquired an undivided 68.1 percent interest (75,668 square feet) in 3 Skyline Drive, a 113,098 square-foot office property. The property was acquired as tenants-in-common with the intention that, soon after the completion of the acquisition, the individual interests would be converted into separate condominium units. On September 27, 2002, the Company executed a condominium agreement and deed to formalize the conversion of its undivided interest in the property into a condominium interest. The Company has accounted for its interest in the property as if the condominium was in place since the date of acquisition.

(c)
In connection with the acquisition of the 1633 Littleton Road property, the Company assumed a mortgage loan, which was recorded at $3.5 million and bore an effective interest rate of 3.87 percent, which was repaid in June 2003.

Properties Commencing Initial Operations
(dollars in thousands)

For the six months ended June 30, 2003
No Activity.

For the year ended December 31, 2002

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
09/03/02	Harborside Plaza 5	Jersey City, Hudson County, NJ	1	980,000	$196,610	(b)
11/18/02	600 Horizon Drive	Hamilton Township, Mercer County, NJ	1	95,000	7,549

Total Office Properties Commencing Initial Operations:			2	1,075,000	204,159

Office/Flex:
04/01/02	125 Clearbrook Road	Elmsford, Westchester County, NY	1	33,000	4,985	(c)

Total Properties Commencing Initial Operations:			3	1,108,000	$209,144

(a)
Development costs were funded primarily through draws on the Company's revolving credit facility. Amounts are as of December 31, 2002.

(b)
Amount consists of $176,900 included in rental property and $19,710 of leasing commissions and other deferred leasing costs, which are included in deferred charges and other assets.

(c)
Amount consists of $4,731 included in rental property and $254 of leasing commissions, which is included in deferred charges and other assets.

Summary of Development Properties in Lease-Up
(dollars in thousands)

Project	Location	Type of Space	Commencing Initial Operations Date	Number of Buildings	Square Feet	Costs Incurred Through 6/30/03	Total Estimated Costs	Current % Leased
Harborside Plaza 5	Jersey City, NJ	Office	08/25/02	1	980,000	$215,102	$260,000	51.2%

Total:				1	980,000	$215,102	$260,000	51.2%

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
American Financial Exchange (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus (c)	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Morris V and VI (a)	Parsippany	NJ	47.5	645,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro (c)	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Elmsford Distribution Center (d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II (d)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III (e)	Daly City	CA	2.5	270,000	Office

Total:			362.8	8,897,250

(a)
Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Land owned by Mack-Cali, which is subject to a contribution agreement to a development joint venture.

(d)
Mack-Cali holds an option to purchase this land.

(e)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales
(dollars in thousands)

For the six months ended June 30, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,469	$4,145	$1,324

Total Property Sales:			1	103,689	$5,469	$4,145	$1,324

For the year ended December 31, 2002

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/13/02	Dallas Portfolio(a)	Metro Dallas, TX	4	488,789	$33,115	$34,760	$(1,645)
05/29/02	750 South Richfield Street	Aurora, Arapahoe County, CO	1	108,240	20,631	21,291	(660)
06/06/02	Houston Portfolio(b)	Houston, Harris County, TX	3	413,107	25,482	24,393	1,089
07/15/02	501 Kennedy Boulevard	Tampa, Hillsborough County, FL	1	297,429	22,915	22,459	456
10/16/02	Arizona Portfolio(c)	Maricopa County, AZ	3	416,967	42,764	42,719	45

Total Office Property Sales:			12	1,724,532	144,907	145,622	(715)

Residential:
01/30/02	25 Martine Avenue	White Plains, Westchester County, NY	1	124 units	17,559	10,461	7,098
Land:
04/25/02	Horizon Center Land	Hamilton Township, Mercer County, NJ	—	0.756 acres	758	41	717

Total Property Sales:			13	1,724,532	$163,224	$156,124	$7,100

(a)
On May 13, 2002, the Company sold 3100 Monticello, 2300 Valley View, 150 West Parkway and 555 Republic Place in a single transaction with one buyer, Brookview Properties, L.P., an entity that includes a partner, whose principals include Paul A. Nussbaum, a former member of the Board of Directors of the Company. The Company provided the purchaser with a $5,000 subordinated loan that bears interest at 15 percent with a current rate of 11 percent. The entire principal of the loan is payable at maturity in November 2007. In conjunction with the purchaser's subsequent sale of one of its acquired properties, the purchaser repaid $1,537 of the loan principal through June 30, 2003.

(b)
On June 6, 2002, the Company sold 1717 St. James Place, 5300 Memorial Drive and 10497 Town & Country Way in a single transaction with one buyer, Parkway Properties LP.

(c)
On October 16, 2002 the Company sold 9060 East Via Linda Boulevard, 19640 North 31st Street and 5551 West Talavi Boulevard in a single transaction with one buyer, Summit Commercial Properties, Inc.

 V. PORTFOLIO/ LEASING STATISTICS

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended June 30, 2003)

Consolidated In-Service Portfolio (a)

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (b)
Region/Market	Sq. Ft. Leased 3/31/03		Expiring/ Adjustment Sq. Ft. (c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/03 (d)	Pct. Leased 6/30/03	Pct. Leased 3/31//03
Northeast
Northern NJ	9,367,271	—	(232,959)	285,035	52,076	9,419,347	93.6%	93.1%
Central NJ	2,732,823	—	(90,183)	84,326	(5,857)	2,726,966	92.6%	92.8%
Westchester Co., NY	4,630,654	—	(204,312)	164,145	(40,167)	4,590,487	95.8%	96.6%
Sub. Philadelphia	3,057,277	—	(179,002)	138,947	(40,055)	3,017,222	87.9%	89.0%
Fairfield, CT	780,605	—	(34,680)	38,418	3,738	784,343	92.1%	91.6%
Washington, DC/MD	439,917	—	(4,149)	—	(4,149)	435,768	96.7%	97.6%
Dutchess/Nassau/Rockland Co., NY	579,492	—	(9,561)	3,899	(5,662)	573,830	97.0%	98.0%

Total Northeast	21,588,039	—	(754,846)	714,770	(40,076)	21,547,963	93.2%	93.4%

Southwest/West
Texas	735,693	—	(39,641)	34,550	(5,091)	730,602	82.5%	83.1%
Colorado	1,278,799	—	(199,138)	201,392	2,254	1,281,053	81.8%	81.7%
San Francisco	433,882	—	(18,353)	22,645	4,292	438,174	97.2%	96.2%

Total Southwest/West	2,448,374	—	(257,132)	258,587	1,455	2,449,829	84.4%	84.4%

Company Totals	24,036,413	—	(1,011,978)	973,357	(38,621)	23,997,792	92.2%	92.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2003	26,025,545
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	—

Total sq. ft. as of June 30, 2003	26,025,545

(a)
Consolidated in-service portfolio excludes a 980,000 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(c)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
Includes leases expiring June 30, 2003 aggregating 126,713 square feet for which no new leases were signed.

Leasing Statistics
(For the three months ended June 30, 2003)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	30	272,906	135,207	137,699	6.4	24.39	2.66
	Office/Flex	1	12,129	—	12,129	7.0	16.39	4.91
Central NJ	Office	10	47,179	31,414	15,765	4.1	22.19	2.54
	Office/Flex	3	37,147	12,200	24,947	2.5	15.78	2.59
Westchester Co., NY	Office	29	99,212	59,551	39,661	5.2	24.20	2.75
	Office/Flex	11	59,043	20,475	38,568	2.9	15.99	0.86
	Industrial/Warehouse	1	5,890	5,890	—	5.0	11.50	0.20
Sub. Philadelphia	Office	10	64,459	18,927	45,532	4.9	21.47	5.64
	Office/Flex	10	74,488	36,733	37,755	3.9	8.03	1.43
Fairfield, CT	Office	8	38,418	2,050	36,368	2.4	31.35	2.48
Dutchess/Nassau/Rockland Co., NY	Office	1	3,899	—	3,899	1.7	19.51	0.65

Total Northeast		114	714,770	322,447	392,323	5.0	21.22	2.77

Southwest/West
Texas	Office	11	34,550	5,225	29,325	3.7	12.52	1.59
Colorado	Office	10	201,392	59,637	141,755	7.5	15.18	2.76
San Francisco	Office	35	22,645	2,500	20,145	3.1	28.29	2.20

Total Southwest/West		56	258,587	67,362	191,225	6.6	15.97	2.65

Company Totals		170	973,357	389,809	583,548	5.4	19.82	2.73

Detail by Property Type
	Office	144	784,660	314,511	470,149	5.9	21.54	$2.86
	Office/Flex	25	182,807	69,408	113,399	3.5	12.73	$1.91
	Industrial/Warehouse	1	5,890	5,890	—	5.0	11.50	$0.20

Company Totals		170	973,357	389,809	583,548	5.4	19.82	$2.73

Tenant Retention:	Leases Retained	56.4%
	Sq. Ft. Retained	57.7%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $9,361,726 and commissions of $5,007,994 committed, but not necessarily expended, during the period for second generation space aggregating 973,357 square feet.

Leasing Statistics
(For the three months ended June 30, 2003)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 3/31/03	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/03	Pct. Leased 6/30/03	Pct. Leased 3/31/03
New Jersey	577,575	—	—	—	—	577,575	100.0%	100.0%
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	189,885	—	(3,526)	3,896	370	190,255	63.8%	63.7%
California	987,138	(262,864)	1,264	—	1,264	725,538	94.1%	94.6%

Totals	1,771,598	(262,864)	(2,262)	3,896	1,634	1,510,368	80.4%	82.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2003	2,151,511
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(273,194)

Total sq. ft. as of June 30, 2003	1,878,317

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)
Texas	2	3,896	679	3,217	5.2	$16.12	$2.79

Totals	2	3,896	679	3,217	5.2	$16.12	$2.79

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $32,704 and commissions of $23,318 committed, but not necessarily expended, during the period for second generation space aggregating 3,896 square feet.

Leasing Statistics
(For the six months ended June 30, 2003)

Consolidated In-Service Portfolio (a)

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (b)
Region/Market	Sq. Ft. Leased 12/31/02		Expiring/ Adjustment Sq. Ft. (c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/03 (d)	Pct. Leased 6/30/03	Pct. Leased 12/31//02
Northeast
Northern NJ	9,367,129	—	(447,834)	500,052	52,218	9,419,347	93.6%	93.1%
Central NJ	2,739,460	—	(337,323)	324,829	(12,494)	2,726,966	92.6%	93.1%
Westchester Co., NY	4,629,256	—	(435,699)	396,930	(38,769)	4,590,487	95.8%	96.6%
Sub. Philadelphia	3,052,372	—	(258,396)	223,246	(35,150)	3,017,222	87.9%	88.9%
Fairfield, CT	819,846	—	(89,272)	53,769	(35,503)	784,343	92.1%	96.2%
Washington, DC/MD	450,366	—	(14,598)	—	(14,598)	435,768	96.7%	100.0%
Dutchess/Nassau/Rockland Co., NY	583,529	—	(13,598)	3,899	(9,699)	573,830	97.0%	98.6%
Total Northeast	21,641,958	—	(1,596,720)	1,502,725	(93,995)	21,547,963	93.2%	93.6%

Southwest/West
Texas	793,186	(88,391)	(141,463)	167,270	25,807	730,602	82.5%	80.2%
Colorado	1,248,488	—	(256,119)	288,684	32,565	1,281,053	81.8%	79.8%
San Francisco	438,553	—	(33,983)	33,604	(379)	438,174	97.2%	97.3%

Total Southwest/West	2,480,227	(88,391)	(431,565)	489,558	57,993	2,449,829	84.4%	82.5%

Company Totals	24,122,185	(88,391)	(2,028,285)	1,992,283	(36,002)	23,997,792	92.2%	92.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2002	26,129,234
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(103,689)

Total sq. ft. as of June 30, 2003	26,025,545

(a)
Consolidated in-service portfolio excludes a 980,000 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(c)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
Includes leases expiring June 30, 2003 aggregating 126,713 square feet for which no new leases were signed.

Leasing Statistics
(For the six months ended June 30, 2003)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	55	485,196	295,465	189,731	7.4	24.23	3.46
	Office/Flex	2	14,856	—	14,856	6.6	15.98	4.34
Central NJ	Office	18	271,889	32,436	239,453	8.2	17.34	2.63
	Office/Flex	6	52,940	12,200	40,740	3.3	16.02	1.77
Westchester Co., NY	Office	58	166,721	69,138	97,583	4.9	24.16	2.42
	Office/Flex	27	188,043	57,063	130,980	4.1	16.57	1.58
	Industrial/Warehouse	3	42,166	5,890	36,276	5.7	11.72	0.18
Sub. Philadelphia	Office	17	91,335	32,668	58,667	4.9	22.26	4.73
	Office/Flex	16	131,911	57,106	74,805	3.3	8.72	1.45
Fairfield, CT	Office	11	53,769	8,000	45,769	3.1	29.30	4.66
Dutchess/Nassau/Rockland Co., NY	Office	1	3,899	—	3,899	1.7	19.51	0.65

Total Northeast		214	1,502,725	569,966	932,759	6.0	19.99	2.88

Southwest/West
Texas	Office	35	167,270	50,270	117,000	7.0	15.32	2.11
Colorado	Office	17	288,684	139,920	148,764	8.0	14.20	2.62
San Francisco	Office	59	33,604	3,626	29,978	3.3	28.15	1.93

Total Southwest/West		111	489,558	193,816	295,742	7.4	15.54	2.43

Company Totals		325	1,992,283	763,782	1,228,501	6.3	18.89	2.75

Detail by Property Type
	Office	271	1,562,367	631,523	930,844	7.0	20.35	$2.94
	Office/Flex	51	387,750	126,369	261,381	3.8	13.80	$1.74
	Industrial/Warehouse	3	42,166	5,890	36,276	5.7	11.72	$0.18

Company Totals		325	1,992,283	763,782	1,228,501	6.3	18.89	2.75

Tenant Retention:	Leases Retained	59.1%
	Sq. Ft. Retained	60.6%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $22,884,933 and commissions of $11,610,642 committed, but not necessarily expended, during the period for second generation space aggregating 1,988,981 square feet.

Leasing Statistics
(For the six months ended June 30, 2003)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (a)
State	Sq. Ft. Leased 12/31/02		Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/03	Pct. Leased 6/30/03	Pct. Leased 12/31/02
New Jersey	577,575	—	—	—	—	577,575	100.0%	100.0%
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	193,660	—	(11,103)	7,698	(3,405)	190,255	63.8%	65.0%
California	987,138	(262,864)	(16,695)	17,959	1,264	725,538	94.1%	94.6%

Totals	1,775,373	(262,864)	(27,798)	25,657	(2,141)	1,510,368	80.4%	82.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2003	2,151,511
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(273,194)

Total sq. ft. as of June 30, 2003	1,878,317

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)
Texas	4	7,698	2,968	4,730	4.4	15.96	$3.28
California	1	17,959	—	17,959	12.0	27.75	1.25

Totals	5	25,657	2,968	22,689	9.7	$24.21	$1.53

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $162,165 and commissions of $218,068 committed, but not necessarily expended, during the period for second generation space aggregating 25,657 square feet.

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
New York, NY (Westchester-Rockland Counties)	88,891,687	17.8	4,973,023	18.5
Bergen-Passaic, NJ	88,118,236	17.8	4,530,091	16.8
Newark, NJ (Essex-Morris-Union Counties)	85,936,452	17.3	4,242,330	15.7
Jersey City, NJ	64,406,565	13.0	3,074,470	11.4
Philadelphia, PA-NJ	47,341,962	9.6	3,354,023	12.4
Trenton, NJ (Mercer County)	15,312,836	3.1	767,365	2.8
Middlesex-Somerset-Hunterdon, NJ	14,661,160	3.0	791,051	2.9
Denver, CO	13,834,124	2.8	1,084,945	4.0
Stamford-Norwalk, CT	13,086,271	2.6	706,510	2.6
Washington, DC-MD-VA	12,859,360	2.6	450,549	1.7
San Francisco, CA	12,241,578	2.5	450,891	1.7
Dallas, TX	7,594,565	1.5	449,594	1.7
Monmouth-Ocean, NJ	7,501,547	1.5	577,423	2.1
Nassau-Suffolk, NY	6,373,398	1.3	292,849	1.1
San Antonio, TX	5,248,130	1.1	435,465	1.6
Bridgeport, CT	3,193,352	0.6	145,487	0.5
Colorado Springs, CO	2,572,435	0.5	209,987	0.8
Boulder-Longmont, CO	2,395,569	0.5	270,421	1.0
Dutchess County, NY	2,269,486	0.5	118,727	0.4
Atlantic-Cape May, NJ	1,862,601	0.4	80,344	0.3

Totals	495,701,314	100.0	27,005,545	100.0

(a)
Annualized base rental revenue is based on actual June 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases expiring June 30, 2003 aggregating 126,713 square feet and representing annualized rent of $1,615,241 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (e)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	72,022,700	14.6	2,653,880	11.0
Manufacturing	49,491,465	10.0	2,502,500	10.3
Telecommunications	28,851,512	5.9	1,486,980	6.1
Computer System Design Svcs.	28,517,980	5.8	1,437,711	6.0
Insurance Carriers & Related Activities	28,470,028	5.7	1,335,969	5.5
Legal Services	24,865,370	5.0	970,034	4.0
Credit Intermediation & Related Activities,	24,041,422	4.8	1,223,806	5.1
Scientific Research/Development	19,699,599	4.0	978,110	4.1
Health Care & Social Assistance	18,510,962	3.7	956,920	4.0
Wholesale Trade	18,300,692	3.7	1,251,167	5.2
Retail Trade	15,567,911	3.1	846,506	3.5
Accounting/Tax Prep.	15,465,501	3.1	658,297	2.7
Other Professional	14,014,438	2.8	737,579	3.1
Publishing Industries	13,501,506	2.7	592,571	2.5
Information Services	11,333,173	2.3	489,028	2.0
Arts, Entertainment & Recreation	10,098,608	2.0	685,368	2.8
Architectural/Engineering	9,963,794	2.0	453,473	1.9
Advertising/Related Services	9,207,469	1.9	407,785	1.7
Other Service (except Public Administration)	9,056,164	1.8	599,030	2.5
Management of Companies & Finance	8,684,615	1.8	363,459	1.5
Real Estate Rental & Leasing	7,650,020	1.5	425,389	1.8
Management/Scientific	6,457,685	1.3	288,306	1.2
Transportation	6,431,923	1.3	423,298	1.7
Construction	5,622,204	1.1	290,948	1.2
Data Processing Services	5,532,372	1.1	231,879	1.0
Utilities	5,377,207	1.1	278,398	1.2
Educational Services	4,405,245	0.9	233,492	1.0
Public Administration	4,319,295	0.9	218,891	0.9
Admin & Support, Waste Mgt. & Remediation Svcs.	4,229,600	0.9	286,567	1.2
Specialized Design Services	3,966,949	0.8	247,544	1.0
Other	12,043,905	2.4	586,869	2.3

Totals	495,701,314	100.0	24,141,754	100.0

(a)
The Company's tenants are classified according to the U.S. Government's North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)
Annualized base rental revenue is based on actual June 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)
Includes leases expiring June 30, 2003 aggregating 126,713 square feet and representing annualized rent of $1,615,241 for which no new leases were signed.

(e)
Excludes all unleased space as of June 30, 2003.

Consolidated Portfolio Analysis (a)
(as of June 30, 2003)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	76	29.8%	50	19.6%	—	—	—	—	1	0.4%	127	49.8%
New York	24	9.3%	40	15.7%	6	2.4%	2	0.8%	2	0.8%	74	29.0%
Pennsylvania	16	6.2%	—	—	—	—	—	—	—	—	16	6.2%
Connecticut	4	1.6%	5	2.0%	—	—	—	—	—	—	9	3.6%
Wash., D.C./Maryland	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%

Sub-total Northeast:	123	48.1%	95	37.3%	6	2.4%	2	0.8%	3	1.2%	229	89.8%

Texas	4	1.6%	—	—	—	—	—	—	—	—	4	1.6%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.8%	—	—	—	—	—	—	—	—	20	7.8%

TOTALS By Type:	149	58.3%	95	37.3%	6	2.4%	2	0.8%	3	1.2%	255	100.0%

(a)
Excludes eight properties, aggregating approximately 1.9 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(as of June 30, 2003)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	13,303,541	49.3%	2,277,531	8.4%	—	—	—	—	15,581,072	57.7%
New York	2,702,152	10.0%	2,277,747	8.4%	387,400	1.4%	17,300	0.1%	5,384,599	19.9%
Pennsylvania	1,836,025	6.8%	—	—	—	—	—	—	1,836,025	6.8%
Connecticut	578,997	2.1%	273,000	1.0%	—	—	—	—	851,997	3.1%
Wash., D.C./ Maryland	450,549	1.7%	—	—	—	—	—	—	450,549	1.7%

Sub-total Northeast	18,871,264	69.9%	4,828,278	17.8%	387,400	1.4%	17,300	0.1%	24,104,242	89.2%

Texas	885,059	3.3%	—	—	—	—	—	—	885,059	3.3%
California	450,891	1.7%	—	—	—	—	—	—	450,891	1.7%
Colorado	1,565,353	5.8%	—	—	—	—	—	—	1,565,353	5.8%

TOTALS By Type:	21,772,567	80.7%	4,828,278	17.8%	387,400	1.4%	17,300	0.1%	27,005,545	100.0%

(a)
Excludes eight properties, aggregating approximately 1.9 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(Year ended June 30, 2003)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	271,554	53.8%	18,870	3.7%	—	—	—	—	298	0.1%	290,722	57.6%
New York	59,435	11.7%	33,450	6.6%	3,798	0.8%	427	0.1%	258	0.1%	97,368	19.3%
Pennsylvania	38,453	7.6%	—	—	—	—	—	—	—	—	38,453	7.6%
Connecticut	13,240	2.6%	3,801	0.8%	—	—	—	—	—	—	17,041	3.4%
Wash., D.C./ Maryland	14,227	2.8%	—	—	—	—	—	—	—	—	14,227	2.8%

Sub-total Northeast:	396,909	78.5%	56,121	11.1%	3,798	0.8%	427	0.1%	556	0.2%	457,811	90.7%

Texas	11,233	2.2%	—	—	—	—	—	—	—	—	11,233	2.2%
California	15,358	3.0%	—	—	—	—	—	—	—	—	15,358	3.0%
Colorado	20,522	4.1%	—	—	—	—	—	—	—	—	20,522	4.1%

TOTALS By Type:	444,022	87.8%	56,121	11.1%	3,798	0.8%	427	0.1%	556	0.2%	504,924	100.0%

(a)
Excludes eight properties, aggregating approximately 1.9 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the 12 months ended June 30, 2003, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b) (c)
(as of June 30, 2003)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	93.4%	92.8%	—	—	93.3%
New York	95.3%	96.0%	99.3%	100.0%	95.9%
Pennsylvania	83.9%	—	—	—	83.9%
Connecticut	88.3%	100.0%	—	—	92.0%
Washington, D.C./ Maryland	96.7%	—	—	—	96.7%

Sub-total Northeast	92.6%	94.7%	99.3%	100.0%	93.2%

Texas	82.6%	—	—	—	82.6%
California	97.2%	—	—	—	97.2%
Colorado	81.9%	—	—	—	81.9%

WEIGHTED AVG. By Type:	91.5%	94.7%	99.3%	100.0%	92.2%

(a)
Excludes eight properties, aggregating approximately 1.9 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring June 30, 2003 aggregating 126,713 square feet for which no new leases were signed.

(c)
Excludes a 980,000 square-foot in-service development property in lease-up.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($)(c)(d)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.19	23.53
200 Decadon Drive	1991	39,922	100.0	891	0.18	22.32
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	97.8	3,419	0.68	24.45
Fort Lee
One Bridge Plaza	1981	200,000	100.0	4,950	0.98	24.75
2115 Linwood Avenue	1981	68,000	71.2	1,679	0.33	34.68
Little Ferry
200 Riser Road	1974	286,628	100.0	2,246	0.45	7.84
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	566	0.11	11.87
135 Chestnut Ridge Road	1981	66,150	100.0	1,566	0.31	23.67
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,718	1.33	25.86
461 From Road	1988	253,554	99.8	6,069	1.20	23.98
650 From Road	1978	348,510	91.3	7,821	1.55	24.58
140 Ridgewood Avenue	1981	239,680	97.8	5,059	1.00	21.58
61 South Paramus Avenue	1985	269,191	100.0	6,759	1.34	25.11
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.28	26.97
365 West Passaic Street	1976	212,578	97.2	4,106	0.81	19.87
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.48	15.72
10 Mountainview Road	1986	192,000	95.8	3,860	0.77	20.99
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	2,181	0.43	24.45
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.25	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.23	20.38
50 Tice Boulevard	1984	235,000	100.0	5,797	1.15	24.67
300 Tice Boulevard	1991	230,000	100.0	5,803	1.15	25.23
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,388	0.28	18.76
228 Strawbridge Drive	1984	74,000	100.0	1,434	0.28	19.38
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	87.8	6,202	1.23	28.54
Roseland
101 Eisenhower Parkway	1980	237,000	87.9	4,800	0.95	23.04
103 Eisenhower Parkway	1985	151,545	92.1	3,294	0.65	23.60
105 Eisenhower Parkway	2001	220,000	54.3	685	0.14	5.73
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	3,777	0.75	9.54
Harborside Financial Center Plaza 2	1990	761,200	100.0	19,239	3.82	25.27
Harborside Financial Center Plaza 3	1990	725,600	100.0	18,338	3.64	25.27
Harborside Financial Center Plaza 4-A	2000	207,670	94.0	7,210	1.43	36.93
Harborside Financial Center Plaza 5(c)(e)	2002	980,000	51.2	17,037	3.38	34.03
MERCER COUNTY, NEW JERSEY
Hamilton Township

600 Horizon Drive(e)	2002	95,000	100.0	1,379	0.27	14.52
Princeton
103 Carnegie Center	1984	96,000	84.8	2,032	0.40	24.96
100 Overlook Center	1988	149,600	100.0	3,987	0.79	26.65
5 Vaughn Drive	1987	98,500	78.4	2,006	0.40	25.98
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Plainsboro
500 College Road East	1984	158,235	100.0	3,705	0.74	23.41
South Brunswick
3 Independence Way	1983	111,300	29.3	775	0.15	23.77
Woodbridge
581 Main Street	1991	200,000	100.0	4,873	0.97	24.37
MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,410	0.48	13.39
Wall Township
1305 Campus Parkway	1988	23,350	92.4	398	0.08	18.45
1350 Campus Parkway	1990	79,747	99.9	1,371	0.27	17.21
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,473	0.89	26.60
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.32	21.25
201 Littleton Road	1979	88,369	97.3	1,457	0.29	16.95
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,530	1.10	14.29
Parsippany
4 Campus Drive	1983	147,475	91.9	3,438	0.68	25.37
6 Campus Drive	1983	148,291	37.7	1,436	0.28	25.69
7 Campus Drive	1982	154,395	100.0	2,037	0.40	13.19
8 Campus Drive	1987	215,265	87.8	5,048	1.00	26.71
9 Campus Drive	1983	156,495	98.3	4,444	0.88	28.89
2 Dryden Way	1990	6,216	100.0	92	0.02	14.80
4 Gatehall Drive	1988	248,480	86.2	5,763	1.14	26.91
2 Hilton Court	1991	181,592	83.5	4,685	0.93	30.90
1633 Littleton Road(e)	1978	57,722	100.0	1,137	0.23	19.70
600 Parsippany Road	1978	96,000	44.8	984	0.20	22.88
1 Sylvan Way	1989	150,557	100.0	3,435	0.68	22.82
5 Sylvan Way	1989	151,383	100.0	3,980	0.79	26.29
7 Sylvan Way	1987	145,983	100.0	2,923	0.58	20.02
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	98.3	1,515	0.30	20.55
Totowa
999 Riverview Drive	1988	56,066	82.1	749	0.15	16.27
Wayne
201 Willowbrook Boulevard	1970	178,329	43.6	1,878	0.37	24.15
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	741	0.15	15.12
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.26	19.92
Bernards
106 Allen Road	2000	132,010	66.7	2,179	0.43	24.75
Bridgewater
721 Route 202/206	1989	192,741	100.0	4,758	0.94	24.69
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,786	0.95	26.22
Cranford
6 Commerce Drive	1973	56,000	100.0	1,133	0.22	20.23
11 Commerce Drive(f)	1981	90,000	100.0	1,220	0.24	13.56
12 Commerce Drive	1967	72,260	85.8	864	0.17	13.94

20 Commerce Drive	1990	176,600	100.0	4,379	0.87	24.80
25 Commerce Drive(e)	1971	67,749	100.0	1,319	0.26	19.47
65 Jackson Drive	1984	82,778	88.7	1,807	0.36	24.61
New Providence
890 Mountain Road	1977	80,000	89.6	2,081	0.41	29.03

Total New Jersey Office		13,303,541	93.4	271,554	53.86	21.86

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	88.8	2,242	0.44	21.27
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	1.09	23.08
111 East Shore Road	1980	55,575	100.0	1,518	0.30	27.31
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	97.5	4,015	0.80	22.88
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road(f)	1975	60,000	100.0	1,074	0.21	17.90
101 Executive Boulevard	1971	50,000	76.3	830	0.16	21.76
555 Taxter Road	1986	170,554	99.7	3,758	0.75	22.10
565 Taxter Road	1988	170,554	85.3	3,625	0.72	24.92
570 Taxter Road	1972	75,000	88.7	1,616	0.32	24.29
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.08	19.41
2 Skyline Drive	1987	30,000	98.9	481	0.10	16.21
3 Skyline Drive(e)(g)	1981	75,668	100.0	1,746	0.35	23.07
7 Skyline Drive	1987	109,000	88.3	1,704	0.34	17.70
17 Skyline Drive	1989	85,000	100.0	1,360	0.27	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.89	18.00
Tarrytown
200 White Plains Road	1982	89,000	89.0	1,712	0.34	21.61
220 White Plains Road	1984	89,000	85.2	2,033	0.40	26.81
White Plains
1 Barker Avenue	1975	68,000	99.0	1,671	0.33	24.82
3 Barker Avenue	1983	65,300	100.0	1,689	0.34	25.87
50 Main Street	1985	309,000	97.6	8,592	1.70	28.49
11 Martine Avenue	1987	180,000	92.9	4,380	0.87	26.19
1 Water Street	1979	45,700	89.2	901	0.18	22.10
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,833	0.56	25.29
3 Executive Plaza	1987	58,000	100.0	1,316	0.26	22.69

Total New York Office		2,702,152	95.3	59,435	11.80	23.07

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	87.3	1,449	0.29	27.35
1055 Westlakes Drive	1990	118,487	67.5	1,650	0.33	20.63
1205 Westlakes Drive	1988	130,265	92.8	2,954	0.60	24.44
1235 Westlakes Drive	1986	134,902	56.0	2,375	0.47	31.44
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.51	26.85
200 Stevens Drive	1987	208,000	100.0	5,612	1.11	26.98
300 Stevens Drive	1992	68,000	53.0	875	0.17	24.28
Media
1400 Providence Road—Center I	1986	100,000	96.7	2,144	0.43	22.17
1400 Providence Road—Center II	1990	160,000	88.0	3,168	0.63	22.50
MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
16 Sentry Parkway(e)	1988	93,093	89.0	2,064	0.41	24.91
18 Sentry Parkway(e)	1988	95,010	84.9	2,026	0.40	25.12
King of Prussia

2200 Renaissance Boulevard(e)	1985	174,124	88.7	3,829	0.76	24.79
Lower Providence
1000 Madison Avenue	1990	100,700	26.6	1,490	0.30	55.63
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	95.3	3,544	0.70	22.17
Five Sentry Parkway East	1984	91,600	100.0	1,900	0.38	20.74
Five Sentry Parkway West	1984	38,400	100.0	822	0.16	21.41

Total Pennsylvania Office		1,836,025	83.9	38,453	7.65	24.96

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	97.6	2,839	0.56	23.99
Norwalk
40 Richards Avenue	1985	145,487	90.3	3,337	0.66	25.40
Shelton
1000 Bridgeport Avenue	1986	133,000	64.9	2,276	0.45	26.37
Stamford
1266 East Main Street(e)	1984	179,260	97.8	4,788	0.95	27.31

Total Connecticut Office		578,997	88.3	13,240	2.62	25.89

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	92.9	5,352	1.06	33.98
1400 L Street, NW	1987	159,000	100.0	6,076	1.21	38.21

Total District of Columbia Office		328,549	96.3	11,428	2.27	36.11

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	97.8	2,799	0.56	23.46

Total Maryland Office		122,000	97.8	2,799	0.56	23.46

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	93.2	2,881	0.57	16.50
111 Soledad	1918	248,153	71.6	2,046	0.41	11.52
DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway(f)	1984	367,018	80.6	5,699	1.13	19.27
Richardson
1122 Alma Road	1977	82,576	100.0	607	0.12	7.35

Total Texas Office		885,059	82.6	11,233	2.23	15.37

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	75.8	2,121	0.42	22.31
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	902	0.18	12.42
5350 South Roslyn Street	1982	63,754	94.2	1,032	0.20	17.18
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	29.2	427	0.08	38.92
303 South Technology Court-A	1997	34,454	100.0	125	0.02	3.63
303 South Technology Court-B	1997	40,416	100.0	146	0.03	3.61
Louisville
248 Centennial Parkway	1996	39,266	100.0	450	0.09	11.46
1172 Century Drive	1996	49,566	63.8	568	0.11	17.96
285 Century Place	1997	69,145	100.0	1,133	0.22	16.39
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,387	0.28	10.37
8181 East Tufts Avenue	2001	185,254	89.7	3,749	0.74	22.56
DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street(f)	1996	102,877	60.4	720	0.14	11.59

Englewood
400 Inverness Parkway	1997	111,608	89.1	2,297	0.46	23.10
67 Inverness Drive East	1996	54,280	49.1	163	0.03	6.12
384 Inverness Parkway	1985	51,523	87.4	666	0.13	14.79
Parker
9777 Mount Pyramid Court	1995	120,281	43.3	654	0.13	12.56
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	69.5	619	0.12	18.80
1975 Research Parkway	1997	115,250	90.9	1,639	0.33	15.64
2375 Telstar Drive	1998	47,369	100.0	619	0.12	13.07
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	91.9	1,105	0.22	18.91

Total Colorado Office		1,565,353	81.9	20,522	4.05	16.00

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	100.0	6,893	1.37	37.58
760 Market Street	1908	267,446	95.2	8,465	1.68	33.25

Total California Office		450,891	97.2	15,358	3.05	35.06

TOTAL OFFICE PROPERTIES		21,772,567	91.5	444,022	88.09	22.29

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.3	315	0.06	5.73
5 Terri Lane	1992	74,555	100.0	489	0.10	6.56
Moorestown
2 Commerce Drive	1986	49,000	100.0	417	0.08	8.51
101 Commerce Drive	1988	64,700	100.0	336	0.07	5.19
102 Commerce Drive	1987	38,400	100.0	179	0.04	4.66
201 Commerce Drive	1986	38,400	75.0	128	0.03	4.44
202 Commerce Drive	1988	51,200	25.3	119	0.02	9.19
1 Executive Drive	1989	20,570	100.0	220	0.04	10.70
2 Executive Drive	1988	60,800	85.0	426	0.08	8.24
101 Executive Drive	1990	29,355	75.2	246	0.05	11.14
102 Executive Drive	1990	64,000	100.0	341	0.07	5.33
225 Executive Drive	1990	50,600	86.2	330	0.07	7.57
97 Foster Road	1982	43,200	100.0	162	0.03	3.75
1507 Lancer Drive	1995	32,700	100.0	155	0.03	4.74
1510 Lancer Drive	1998	88,000	100.0	370	0.07	4.20
1245 North Church Street	1998	52,810	100.0	383	0.08	7.25
1247 North Church Street	1998	52,790	100.0	462	0.09	8.75
1256 North Church Street	1984	63,495	100.0	365	0.07	5.75
840 North Lenola Road	1995	38,300	69.0	275	0.05	10.41
844 North Lenola Road	1995	28,670	58.6	86	0.02	5.12
915 North Lenola Road	1998	52,488	100.0	261	0.05	4.97
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	87.9	216	0.04	6.19
31 Twosome Drive	1998	84,200	100.0	438	0.09	5.20
40 Twosome Drive	1996	40,265	93.4	267	0.05	7.10
41 Twosome Drive	1998	43,050	77.7	311	0.06	9.30
50 Twosome Drive	1997	34,075	100.0	272	0.05	7.98
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	192	0.04	14.46
200 Horizon Drive	1991	45,770	100.0	530	0.11	11.58
300 Horizon Drive	1989	69,780	100.0	1,117	0.22	16.01
500 Horizon Drive	1990	41,205	100.0	589	0.12	14.29

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	0.09	13.31
1340 Campus Parkway	1992	72,502	98.2	843	0.17	11.84
1345 Campus Parkway	1995	76,300	96.0	760	0.15	10.38
1433 Highway 34	1985	69,020	65.1	517	0.10	11.51
1320 Wyckoff Avenue	1986	20,336	100.0	176	0.03	8.65
1324 Wyckoff Avenue	1987	21,168	100.0	223	0.04	10.53
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	494	0.10	12.68
2 Center Court	1998	30,600	99.3	348	0.07	11.45
11 Commerce Way	1989	47,025	100.0	549	0.11	11.67
20 Commerce Way	1992	42,540	75.9	441	0.10	13.66
29 Commerce Way	1990	48,930	100.0	740	0.15	15.12
40 Commerce Way	1987	50,576	100.0	653	0.13	12.91
45 Commerce Way	1992	51,207	100.0	508	0.10	9.92
60 Commerce Way	1988	50,333	93.1	530	0.11	11.31
80 Commerce Way	1996	22,500	100.0	315	0.06	14.00
100 Commerce Way	1996	24,600	100.0	344	0.07	13.98
120 Commerce Way	1994	9,024	100.0	107	0.02	11.86
140 Commerce Way	1994	26,881	99.5	320	0.06	11.96

Total New Jersey Office/Flex		2,277,531	92.8	18,870	3.75	8.93

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	401	0.08	12.61
75 Clearbrook Road	1990	32,720	100.0	816	0.16	24.94
125 Clearbrook Road	2002	33,000	100.0	712	0.14	21.58
150 Clearbrook Road	1975	74,900	75.3	1,007	0.20	17.85
175 Clearbrook Road	1973	98,900	96.8	1,443	0.29	15.07
200 Clearbrook Road	1974	94,000	99.8	1,208	0.24	12.88
250 Clearbrook Road	1973	155,000	95.1	1,368	0.27	9.28
50 Executive Boulevard	1969	45,200	80.4	404	0.08	11.12
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	99.4	474	0.09	15.38
300 Executive Boulevard	1970	60,000	100.0	541	0.11	9.02
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.20	12.80
400 Executive Boulevard	1970	42,200	100.0	626	0.12	14.83
500 Executive Boulevard	1970	41,600	100.0	691	0.14	16.61
525 Executive Boulevard	1972	61,700	83.6	897	0.18	17.39
1 Westchester Plaza	1967	25,000	100.0	312	0.06	12.48
2 Westchester Plaza	1968	25,000	100.0	489	0.10	19.56
3 Westchester Plaza	1969	93,500	94.6	1,308	0.26	14.79
4 Westchester Plaza	1969	44,700	99.8	652	0.13	14.62
5 Westchester Plaza	1969	20,000	77.1	296	0.06	19.20
6 Westchester Plaza	1968	20,000	100.0	322	0.06	16.10
7 Westchester Plaza	1972	46,200	100.0	655	0.13	14.18
8 Westchester Plaza	1971	67,200	89.6	911	0.18	15.13
Hawthorne
200 Saw Mill River Road	1965	51,100	97.8	685	0.14	13.71
4 Skyline Drive	1987	80,600	100.0	1,438	0.29	17.84
5 Skyline Drive	1980	124,022	100.0	1,629	0.32	13.13
6 Skyline Drive	1980	44,155	100.0	707	0.14	16.01
8 Skyline Drive	1985	50,000	98.7	897	0.18	18.18
10 Skyline Drive	1985	20,000	79.1	196	0.04	12.39
11 Skyline Drive	1989	45,000	100.0	784	0.16	17.42
12 Skyline Drive	1999	46,850	100.0	806	0.16	17.20
15 Skyline Drive	1989	55,000	100.0	1,186	0.24	21.56

Yonkers
100 Corporate Boulevard	1987	78,000	90.7	1,460	0.29	20.64
200 Corporate Boulevard South	1990	84,000	99.8	1,348	0.27	16.08
4 Executive Plaza	1986	80,000	99.0	1,239	0.25	15.64
6 Executive Plaza	1987	80,000	100.0	1,312	0.26	16.40
1 Odell Plaza	1980	106,000	99.9	1,430	0.28	13.50
5 Odell Plaza	1983	38,400	95.1	626	0.12	17.14
7 Odell Plaza	1984	42,600	76.0	634	0.13	19.58

Total New York Office/Flex		2,277,747	96.0	33,450	6.65	15.30

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,152	0.23	13.09
500 West Avenue	1988	25,000	100.0	447	0.09	17.88
550 West Avenue	1990	54,000	100.0	884	0.18	16.37
600 West Avenue	1999	66,000	100.0	763	0.15	11.56
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,801	0.76	13.92

TOTAL OFFICE/FLEX PROPERTIES		4,828,278	94.7	56,121	11.16	12.27

Property Listing

Industrial/Warehouse Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	72	0.01	10.91
2 Warehouse Lane	1957	10,900	96.3	79	0.02	7.53
3 Warehouse Lane	1957	77,200	100.0	290	0.06	3.76
4 Warehouse Lane	1957	195,500	100.0	1,989	0.39	10.17
5 Warehouse Lane	1957	75,100	97.1	855	0.17	11.72
6 Warehouse Lane	1982	22,100	100.0	513	0.10	23.21

Total Industrial/Warehouse Properties		387,400	99.3	3,798	0.75	9.87

TOTAL OFFICE, OFFICE/FLEX, AND INDUSTRIAL/WAREHOUSE PROPERTIES		26,988,245	92.2	503,941	100.00	20.25

(a)
Based on all leases in effect as of June 30, 2003, including leases expiring June 30, 2003 aggregating 126,713 square feet for which no new leases were signed. Excludes a 980,000 square-foot in-service development property in lease-up.

(b)
Total base rent for 12 months ended June 30, 2003, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)
Calculation based on square feet in service as of June 30, 2003.

(d)
Base Rent for 12 months ended June 30, 2003 divided by net rentable square feet leased at June 30, 2003. For those properties acquired or placed in service during the 12 months ended June 30, 2003, amounts are annualized, as per Note (e).

(e)
As this property was acquired or placed in service by the Company during the 12 months ended June 30, 2003, the amounts represented for base rent are annualized. These amounts may not be indicative of the property's results had the Company owned or placed such a property in service for the entire 12 months ended June 30, 2003.

(f)
Excludes space leased by the Company.

(g)
Represents the Company's 68.1 percent condominium interest (75,668 square feet) in the 113, 098 square-foot office property.

Significant Tenants

        The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of June 30, 2003, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
AT&T Wireless Services	2	9,856,447	2.0	395,955	1.5	2007	(b)
Credit Suisse First Boston	1	8,382,273	1.7	271,953	1.1	2012	(c)
AT&T Corporation	3	7,395,575	1.5	455,064	1.9	2009	(d)
Keystone Mercy Health Plan	2	7,124,001	1.4	303,149	1.3	2015
Prentice-Hall Inc.	1	6,744,495	1.4	474,801	2.0	2014
IBM Corporation	3	6,270,924	1.3	353,617	1.5	2007	(e)
Toys 'R' Us—NJ Inc.	1	6,072,651	1.2	242,518	1.0	2012
Nabisco Inc.	3	6,066,357	1.2	340,746	1.4	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.2	249,768	1.0	2012
Forest Laboratories Inc.	2	5,733,035	1.2	166,405	0.7	2017	(g)
Allstate Insurance Company	9	5,479,229	1.1	238,435	1.0	2009	(h)
Waterhouse Securities Inc.	1	5,379,282	1.1	184,222	0.8	2015
Bankers Trust Harborside	1	4,950,000	1.0	385,000	1.6	2004
Dean Witter Trust Company	1	4,856,901	1.0	221,019	0.9	2008
CMP Media, Inc.	1	4,817,298	1.0	237,274	1.0	2014
KPMG, LLP	3	4,714,583	1.0	181,025	0.8	2012	(i)
Garban, LLC	1	4,592,618	0.9	135,077	0.6	2017
Winston & Strawn	1	4,513,175	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.8	112,964	0.5	2012
Morgan Stanley Dean Witter, Inc.	5	4,329,709	0.8	163,253	0.7	2010	(j)

Totals		117,442,499	23.7	5,220,345	21.7

(a)
Annualized base rental revenue is based on actual June, 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.

(c)
190,000 square feet expire October 2011; 81,953 square feet expire January 2012.

(d)
63,278 square feet expire May 2004; 4,786 square feet expire October 2007; 387,000 square feet expire January 2009.

(e)
20,218 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.

(f)
300,378 square feet expire December 2005; 40,368 square feet expire March 2006.

(g)
22,785 square feet expire August 2010; 143,620 square feet expire August 2017.

(h)
4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 59,562 square feet expire April 2008; 16,077 square feet expire April 2009.

(i)
57,204 square feet expire July 2007; 46,440 square feet expire December 2009; 77,381 square feet expire September 2012.

(j)
7,500 square feet expire September 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)		Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases ($)
7/1-12/31/2003
NORTHEAST
Northern NJ	32	228,829	1.0		5,110,795	22.33	1.1
Central NJ	19	142,293	0.6		3,493,657	24.55	0.7
Westchester Co., NY	42	194,200	0.8		4,501,575	23.18	0.9
Sub. Philadelphia	17	175,098	0.7		1,580,088	9.02	0.3
Fairfield, CT	5	29,115	0.1		685,934	23.56	0.1
Washington, DC/MD	—	—	—		—	—	—
Dutchess/Nassau/Rockland Co., NY	5	10,686	(e	)	245,274	22.95	0.1
SOUTHWEST/WEST
Texas	9	132,963	0.6		1,518,227	11.42	0.3
Colorado	16	137,683	0.6		2,146,699	15.59	0.4
San Francisco	48	26,687	0.1		953,918	35.74	0.2

TOTAL–7/1-12/31/2003	193	1,077,554	4.5		20,236,167	18.78	4.1
2004
NORTHEAST
Northern NJ	59	474,910	1.9		9,193,344	19.36	1.9
Central NJ	35	263,342	1.1		5,303,970	20.14	1.1
Westchester Co., NY	105	448,636	1.9		9,140,693	20.37	1.8
Sub. Philadelphia	41	254,855	1.1		3,615,537	14.19	0.7
Fairfield, CT	19	95,511	0.4		2,362,770	24.74	0.5
Washington, DC/MD	6	31,356	0.1		889,029	28.35	0.2
Dutchess/Nassau/Rockland Co., NY	10	23,766	0.1		555,858	23.39	0.1
SOUTHWEST/WEST
Texas	29	234,687	1.0		4,459,758	19.00	0.9
Colorado	19	79,476	0.3		1,447,863	18.22	0.3
San Francisco	66	143,384	0.6		3,576,833	24.95	0.7

TOTAL–2004	389	2,049,923	8.5		40,545,655	19.78	8.2
2005
NORTHEAST
Northern NJ	84	1,246,368	5.1		24,839,123	19.93	5.0
Central NJ	45	366,002	1.5		7,252,217	19.81	1.5
Westchester Co., NY	112	732,441	3.0		12,822,098	17.51	2.6
Sub. Philadelphia	64	588,841	2.4		8,640,638	14.67	1.7
Fairfield, CT	11	62,305	0.3		1,543,557	24.77	0.3
Washington, DC/MD	9	189,445	0.8		6,877,290	36.30	1.4
Dutchess/Nassau/Rockland Co., NY	11	37,169	0.2		814,297	21.91	0.2
SOUTHWEST/WEST
Texas	14	87,639	0.4		1,320,867	15.07	0.3
Colorado	15	72,196	0.3		1,141,925	15.82	0.2
San Francisco	54	19,456	0.1		650,551	33.44	0.1

TOTAL–2005	419	3,401,862	14.1		65,902,563	19.37	13.3

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases ($)
2006	366	2,790,519	11.6	59,228,183	21.22	11.9
2007	296	2,462,500	10.2	53,403,381	21.69	10.8
2008	278	2,829,429	11.7	53,293,675	18.84	10.8
2009	114	1,644,686	6.8	30,926,609	18.80	6.2
2010	117	1,401,869	5.8	28,639,126	20.43	5.8
2011	81	1,528,222	6.3	36,594,792	23.95	7.4
2012	63	1,540,703	6.4	34,879,615	22.64	7.0
2013	51	1,012,453	4.2	19,994,137	19.75	4.0
2014 and thereafter	42	2,402,034	9.9	52,057,411	21.67	10.5

Totals/Weighted Average	2,409	24,141,754	100.0	495,701,314	20.53	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of June 30, 2003.

(c)
Annualized base rental revenue is based on actual June, 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring June 30, 2003 aggregating 126,713 square feet and representing annualized rent of $1,615,241 for which no new leases were signed.

(e)
Represents less than 0.05 percent.

(f)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	24,141,754
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	358,628
Square footage unleased	2,505,163

Total net rentable square footage (does not include land leases)	27,005,545

Schedule of Lease Expirations

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases ($)
7/1-12/31/2003
NORTHEAST
Northern NJ	29	181,967	1.0	4,605,499	25.31	1.0
Central NJ	19	142,293	0.7	3,493,657	24.55	0.8
Westchester Co., NY	29	153,724	0.8	3,918,492	25.49	0.9
Sub. Philadelphia	6	20,073	0.1	402,468	20.05	0.1
Fairfield, CT	5	29,115	0.2	685,934	23.56	0.2
Washington, DC/MD	—	—	—	—	—	—
Dutchess/Nassau/Rockland Co., NY	5	10,686	0.1	245,274	22.95	0.1
SOUTHWEST/WEST
Texas	9	132,963	0.7	1,518,227	11.42	0.3
Colorado	16	137,683	0.7	2,146,699	15.59	0.5
San Francisco	48	26,687	0.1	953,918	35.74	0.2

TOTAL 7/1-12/31/2003	166	835,191	4.4	17,970,168	21.52	4.1
2004
NORTHEAST
Northern NJ	54	444,880	2.3	8,869,544	19.94	2.1
Central NJ	29	196,715	1.0	4,525,665	23.01	1.1
Westchester Co., NY	69	250,505	1.3	6,111,117	24.40	1.4
Sub. Philadelphia	22	101,855	0.5	2,607,067	25.60	0.6
Fairfield, CT	18	92,736	0.5	2,314,410	24.96	0.5
Washington, DC/MD	6	31,356	0.2	889,029	28.35	0.2
Dutchess/Nassau/Rockland Co., NY	10	23,766	0.1	555,858	23.39	0.1
SOUTHWEST/WEST
Texas	29	234,687	1.2	4,459,758	19.00	1.0
Colorado	19	79,476	0.4	1,447,863	18.22	0.3
San Francisco	66	143,384	0.8	3,576,833	24.95	0.8

TOTAL–2004	322	1,599,360	8.3	35,357,144	22.11	8.1
2005
NORTHEAST
Northern NJ	72	1,153,131	5.9	23,762,116	20.61	5.4
Central NJ	38	288,550	1.5	6,289,043	21.80	1.4
Westchester Co., NY	53	242,481	1.3	6,004,466	24.76	1.4
Sub. Philadelphia	35	289,776	1.5	6,463,191	22.30	1.5
Fairfield, CT	11	62,305	0.3	1,543,557	24.77	0.4
Washington, DC/MD	9	189,445	1.0	6,877,290	36.30	1.5
Dutchess/Nassau/Rockland Co., NY	11	37,169	0.2	814,297	21.91	0.2
SOUTHWEST/WEST
Texas	14	87,639	0.5	1,320,867	15.07	0.3
Colorado	15	72,196	0.4	1,141,925	15.82	0.3
San Francisco	54	19,456	0.1	650,551	33.44	0.2

TOTAL–2005	312	2,442,148	12.7	54,867,303	22.47	12.6

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases ($)
2006	306	2,240,931	11.7	52,076,075	23.24	12.0
2007	233	1,852,021	9.7	45,534,428	24.59	10.5
2008	216	2,091,382	10.9	46,115,908	22.05	10.6
2009	86	1,340,087	7.0	27,181,113	20.28	6.2
2010	91	1,004,526	5.2	22,516,939	22.42	5.2
2011	67	1,319,593	6.9	33,663,687	25.51	7.7
2012	45	1,336,306	7.0	31,963,086	23.92	7.3
2013	38	880,193	4.6	18,336,996	20.83	4.2
2014 and thereafter	31	2,229,521	11.6	49,653,997	22.27	11.5

Totals/Weighted Average	1,913	19,171,259	100.0	435,236,844	22.70	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of June 30, 2003.

(c)
Annualized base rental revenue is based on actual June 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring June 30, 2003 aggregating 48,288 square feet and representing annualized rent of $1,026,591 for which no new leases were signed.

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)		Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases ($)
7/1-12/31/2003
Northern NJ	3	46,862	1.0		505,296	10.78	0.9
Central NJ	—	—	—		—	—	—
Westchester Co., NY	13	40,476	0.9		583,083	14.41	1.0
Sub. Philadelphia	11	155,025	3.4		1,177,620	7.60	2.1
Fairfield, CT	—	—	—		—	—	—

TOTAL — 7/1-12/31/2003	27	242,363	5.3		2,265,999	9.35	4.0
2004
Northern NJ	5	30,030	0.7		323,800	10.78	0.6
Central NJ	6	66,627	1.4		778,305	11.68	1.4
Westchester Co., NY	32	155,593	3.4		2,202,076	14.15	3.9
Sub. Philadelphia	19	153,000	3.4		1,008,470	6.59	1.8
Fairfield, CT	1	2,775	(e	)	48,360	17.43	0.1

TOTAL — 2004	63	408,025	8.9		4,361,011	10.69	7.8
2005
Northern NJ	12	93,237	2.0		1,077,006	11.55	1.9
Central NJ	7	77,452	1.7		963,174	12.44	1.7
Westchester Co., NY	53	345,750	7.6		5,387,029	15.58	9.6
Sub. Philadelphia	29	299,065	6.6		2,177,447	7.28	3.9
Fairfield, CT	—	—	—		—	—	—

TOTAL — 2005	101	815,504	17.9		9,604,656	11.78	17.1
2006	60	549,588	12.0		7,152,108	13.01	12.7
2007	59	595,179	13.0		7,660,302	12.87	13.6
2008	59	646,678	14.2		6,742,622	10.43	12.0
2009	26	286,804	6.3		3,567,356	12.44	6.3
2010	25	369,343	8.1		5,842,187	15.82	10.4
2011	14	208,629	4.6		2,931,105	14.05	5.2
2012	18	204,397	4.5		2,916,529	14.27	5.2
2013	6	77,024	1.7		994,845	12.92	1.8
2014 and thereafter	10	164,513	3.5		2,198,417	13.36	3.9

Totals/Weighted Average	468	4,568,047	100.0		56,237,137	12.31	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of June 30, 2003.

(c)
Annualized base rental revenue is based on actual June 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring June 30, 2003 aggregating 78,425 square feet and representing annualized rent of $588,650 for which no new leases were signed.

(e)
Represents less than 0.05 percent.

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2003, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases ($)
2004	3	33,238	8.6	632,500	19.03	16.5
2005	6	144,210	37.5	1,430,602	9.92	37.3
2007	4	15,300	4.0	208,650	13.64	5.5
2008	3	91,369	23.7	435,145	4.76	11.4
2009	2	17,795	4.6	178,140	10.01	4.7
2010	1	28,000	7.3	280,000	10.00	7.3
2013	7	55,236	14.3	662,296	11.99	17.3

Totals/Weighted Average	26	385,148	100.0	3,827,333	9.94	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of June 30, 2003.

(c)
Annualized base rental revenue is based on actual June 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2003, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration/ Market	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases ($)
2004	1	9,300	53.8	195,000	20.97	48.8
2014 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual June 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

QuickLinks

SECOND QUARTER 2003 Supplemental Operating and Financial Data
INDEX
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS
Unconsolidated Joint Venture Financial Information
Select Financial Ratios
Debt Analysis (as of June 30, 2003)
Debt Breakdown (dollars in thousands)
Future Repayments (dollars in thousands)
Debt Maturities (dollars in thousands)
Debt Detail (dollars in thousands)
III. FINANCIAL INFORMATION
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statements of Operations (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Balance Sheets (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statement of Changes in Stockholders' Equity For the six months ended June 30, 2003 (in thousands) (unaudited)
Statements of Funds from Operations (in thousands, except per share/unit amounts)
Statements of Funds from Operations Per Diluted Share (amounts are per diluted share, except share count in thousands) (unaudited)
Reconciliation of Basic-to-Diluted Shares/Units (in thousands)
IV. VALUE CREATION PIPELINE
Properties Commencing Initial Operations (dollars in thousands)
Summary of Development Properties in Lease-Up (dollars in thousands)
Summary of Land Parcels
Rental Property Sales (dollars in thousands)
For the year ended December 31, 2002
Consolidated Portfolio Analysis(a) (as of June 30, 2003) Breakdown by Square Footage
Consolidated Portfolio Analysis(a) (Year ended June 30, 2003) Breakdown by Base Rental Revenue (b) (Dollars in thousands)
Consolidated Portfolio Analysis (a) (b) (c) (as of June 30, 2003)
PROPERTY TYPE
Property Listing Office Properties
Schedule of Lease Expirations Office/Flex Properties
Schedule of Lease Expirations Industrial/Warehouse Properties
Stand-Alone Retail Properties